UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2017

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 8.01 Other Events.

On June 26, 2017, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing that K. Hovnanian Enterprises, Inc., the Company’s wholly-owned subsidiary (“K. Hovnanian”), has commenced tender offers (the “Tender Offers”) to purchase for cash, and solicitations of consents (the “Consent Solicitations”) to certain proposed amendments to the indentures and security documents with respect to, any and all of its $75 million outstanding 10.000% Senior Secured Second Lien Notes due 2018 (the “2018 Notes”), $145 million outstanding 9.125% Senior Secured Second Lien Notes due 2020 (the “2020 9.125% Notes”) and $577 million outstanding 7.250% Senior Secured First Lien Notes due 2020 (together with the 2018 Notes and the 2020 9.125% Notes, the “Notes”) on the terms and subject to the conditions set forth in an Offer to Purchase and Consent Solicitation Statement, dated June 26, 2017, and in the related Letter of Transmittal and Consent. A copy of the press release announcing the Tender Offers and Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Tender Offers and the Consent Solicitations are being made in connection with K. Hovnanian’s proposed financing transactions of privately placed senior secured notes having a collateral priority ranking junior to K. Hovnanian's senior secured super priority term loan facility and, if any, other first lien indebtedness (collectively, the “Financings”). K. Hovnanian expects to use all or a portion of the net proceeds from the Financings to fund the maximum aggregate total consideration for Notes tendered and accepted for purchase in the Tender Offers and accrued and unpaid interest thereon and to pay fees and expenses incurred in connection therewith and in connection with the Financings, with any remaining net proceeds to be used to redeem, repurchase or otherwise acquire outstanding indebtedness (which may include any Notes that remain outstanding after the expiration of the Tender Offers and K. Hovnanian's unsecured notes).

This current report is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Notes or any other securities of the Company or K. Hovnanian, including any securities to be issued in the proposed new Financings. This report also is not a solicitation of consents to the proposed amendments to the indentures and security documents governing the Notes. The Tender Offers and Consent Solicitations are being made solely on the terms and subject to the conditions set forth in the documents governing the Tender Offers and Consent Solicitations and the information in this report is qualified by reference to such documents.

All statements in this Form 8-K that are not historical facts should be considered as “Forward-Looking Statements.” Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although the Company believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (1) speak only as of the date they are made, (2) are not guarantees of future performance or results and (3) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against the Company and not resolved in the Company’s favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release, dated June 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/	Michael Discafani
	Name:	Michael Discafani
	Title:	Vice President, Corporate Counsel and Secretary

Date: June 26, 2017

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release, dated June 26, 2017.